                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 7, 2000


                  HARLEY-DAVIDSON CUSTOMER FUNDING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                   333-37550                  36-4396302
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(State or other jurisdiction      (Commission File Number)        (IRS Employer
    of incorporation)                                         Identification Number)

         4150 Technology Way
         Carson City, Nevada                                        89706
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(Address of principal executive offices)                          (Zip Code)

                                 (702) 885-1200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS

     The registrant is filing a Form T-1 - Statement of Eligibility and Qualification of Trustee relating to the qualification of Bank One, National Association as indenture trustee for the Harley-Davidson Motorcycle Trust 2000-3 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    None

  (b)    Pro Forma Financial Information:    None

  (c)    Exhibits:


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     Exhibit No.                            Document
     -----------                            --------
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         25             Statement of Eligibility and Qualification of Trustee
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARLEY-DAVIDSON CUSTOMER FUNDING CORPORATION

                                    By: /s/ Perry A. Glassgow
                                       -----------------------------------------
                                            Perry A. Glassgow
                                            Treasurer




November 7, 2000

                                  EXHIBIT INDEX


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     Exhibit No.                            Document                                 Page
     -----------                            --------                                 ----
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         25          Statement of Eligibility and Qualification of Trustee               1
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